On Target to Outsmart Cancer TM January 10, 2023

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RAS Companion Inhibitors Class-leading drug candidates to counter treatment resistance RAS(ON) Inhibitors Groundbreaking class of drug candidates for robust cancer suppression HIGH UNMET NEED IN RAS-ADDICTED CANCERS 30% of human cancers(1), largely unserved by targeted therapeutics STRONG CLINICAL VALIDATION OF RASMUTANT AS CANCER DRIVER Proof-of-principle from first-gen KRASG12C inhibitors(2) DEEP, SCIENCE-DRIVEN CLINICAL AND PRECLINICAL PIPELINE On Target to Outsmart Cancer (1) Prior et al., Cancer Research 2020 (2) Lumakras approved by the FDA in May 2021, Krazati approved by the FDA in December 2022

Excessive RAS(ON) Signaling Drives 30% of Human Cancers, Targeted by Our Pipeline Strategy

RAS-Addicted Cancers

RAS(OFF)
↓↑
RAS(ON)

Normal

RAS Cancer Mutations


Cell
Membrane

Tightly regulated
RAS(ON) proteins control cell growth

Excessive
RAS(ON) signaling drives uncontrolled cell growth

Exemplary mutations in KRAS, HRAS and/or NRAS | G12C, G12D, G12V, G12R
G13C, G13D
Q61H, Q61K, Q61L

New patients per year (U.S.)[1]

230,000	**All**
67,000	Lung cancer
79,000	Colorectal cancer
49,000	Pancreatic cancer

(1) Estimated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer

4

Deep, Science-Driven Clinical and Preclinical Pipeline of Targeted Therapies for RAS-Addicted Cancers RAS Companion Inhibitors RAS(ON) Inhibitors RAS(ON) Cancer Drivers RAS Cooperating Targets Multiple pipeline expansion programs + Clinical-stage Drug Candidates 2 IND-ready Drug Candidate 1 Clinical-stage Drug Candidates 2 Development-stage Drug Candidates 3 a Groundbreaking RAS(ON) Inhibitors Bind Near RAS Cancer Mutation Hotspots and Suppress Cancer Signaling Potent, selective, oral and drug-like inhibitors Deep and sustained suppression of RAS(ON) cancer signaling RAS-Q61 RAS-G13 RAS-G12 Oncogenic RAS(ON) RAS(ON) Inhibitor Inhibited RAS(ON) RAS(ON) Inhibitor Cyclophilin A Inside cell Oncogenic RAS(ON) Bind Suppress

Current Portfolio of RAS(ON) Inhibitors Targets Every RAS Cancer Mutation Hotspot (1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2020 (see appendix for additional detail) RMC-8839 G13C RMC-0708 Q61H RMC-6291 G12C RMC-9805 G12D RMC-6236 MULTI/G12X Relative Frequency in Human RAS Cancers(1) G12 Q61 G13

RMC-6236: First-in-Class RAS^{MULTI}(ON) Inhibitor with Broad Potential Against RAS-Addicted Cancers


Colorectal
32%
Pancreatic
32%
137,000
New $KRAS^{G12X}$ patients
per year (U.S.)[1]
Lung
30%
Other 6%

$KRAS^{G12X}$ includes $KRAS^{G12D}$, $KRAS^{G12V}$, $KRAS^{G12R}$ and $KRAS^{G12C}$

Highly Potent and Selective RAS(ON) Inhibitor

- Suppresses diverse mutant RAS cancer drivers and cooperating wild-type RAS proteins

Robust Anti-tumor Activity in Cancer Models

- Deep and sustained inhibition drives durable anti-tumor activity in tumors with common RAS variants

Attractive PK/ADME Profile

- Favorable *in vivo* oral bioavailability, clearance and concentration in tumors for effective target coverage in RAS-addicted cancer cells

(1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer

Characterization above is based on RVMD preclinical research

8

RMC-6236: Highly Active with Durable Benefit Across in Vivo Models of Major Human Cancers with KRASG12X Drivers RVMD preclinical research as of 06/01/22 RMC-6236 dosed at 25 mg/kg po qd; n=1-10/group Progression defined as tumor doubling from baseline NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer Responses assigned according to mRECIST (see appendix) ORR = objective response rate; DCR = disease control rate; PFS = progression-free survival NSCLC 53% ORR (8/15) 100% DCR (15/15) PDAC 61% ORR (11/18) 89% DCR (16/18) 44% ORR (8/18) 56% DCR (10/18) CRC RMC-6236 – Median not reached Control – Median 9 days PFS Control (n=215, 51 models) RMC-6236 (n=191, 51 models)

RMC-6236 Phase 1/1b Trial: Clinical Translation of Preclinical Single Agent Profile and Initial Platform Validation

	Preclinical Profile	Aims of Phase 1/1b Clinical Trial[2]
Dosing and Safety	✓ **Oral dosing** (daily and intermittent): drug levels that drive sustained RAS pathway suppression ✓ **Safety**: well-tolerated in active range, dose-limiting toxicities "on target" and reversible ✓ **Long-term treatment**[1] at active doses	○ **Oral dosing**: once daily to reach active exposures + option for intermittent schedule; surrogate markers of activity (ctDNA) ○ **Safety**: short- and long-term safety and tolerability at active exposures ○ **RP2DS**
Anti-Tumor Activity	✓ **Tumor selection**: active in diverse RAS^{MUTANT} NSCLC, pancreatic and CRC models; $KRAS^{G12X}$ most sensitive ✓ **Activity**: deep regressions across $KRAS^{G12X}$ tumors, especially NSCLC and pancreatic models	○ **Patient selection**: signal-seeking across diverse $KRAS^{G12X}$ tumors ○ **Efficacy**: initial clinical responses by RECIST; formal proof-of-concept via expansion cohorts bearing select genotypes/histologies with inadequate SOC

(1) Long-term in mouse models defined as up to 90 days of treatment
(2) Ongoing study - ClinicalTrials.gov Identifier: NCT05379985 https://clinicaltrials.gov/ct2/show/NCT05379985?term=RMC-6236&draw=2&rank=1
$KRAS^{G12X}$ includes $KRAS^{G12A}$, $KRAS^{G12D}$, $KRAS^{G12R}$, $KRAS^{G12S}$, $KRAS^{G12V}$
MTD = maximum tolerated dose; RP2DS = recommended Phase 2 dose and schedule; ctDNA = circulating tumor DNA

10

RMC-6291: Mutant-Selective RAS(ON) Inhibitor with Best-in-Class Potential for KRASG12C Cancers 29,000 New KRASG12C patients per year (U.S.)(1) Pancreatic 3% Other 3% Colorectal 18% Lung 76% Highly Potent and Selective RAS(ON) Inhibitor Highly active against KRASG12C Covalent for irreversible inhibition Low off-target risk and acceptable safety profile Robust Anti-tumor Activity in Cancer Models Rapid, deep and sustained inhibition drives durable anti-tumor effects across multiple KRASG12C tumor types, with complete responses in some models Attractive PK/ADME Profile Favorable in vivo oral bioavailability and clearance for effective target coverage in KRASG12C-addicted cancer cells (1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer Characterization above is based on RVMD preclinical research

RMC-6291: Superior Response Rates and Durability in Mouse Clinical Trial with 25 KRASG12C NSCLC Models RMC-6291 (n=108, 25 models) Adagrasib (n=118, 25 models) Control (n=114, 25 models) RMC-6291 – Median not reached Adagrasib – Median not reached Control – Median 9 days PFS RVMD preclinical research as of 11/20/22 Adagrasib dosed at 100 mg/kg po qd; RMC-6291 dosed at 200 mg/kg po qd; n=3 to 10/group Progression defined as tumor doubling from baseline p<0.001 by Log-rank test (RMC-6291 vs adagrasib treatment in the KM analysis ) NSCLC = Non-small cell lung cancer Responses assigned according to mRECIST (see appendix) Responses

RMC-6291 Phase 1/1b Trial: Clinical Translation of Preclinical Single Agent Profile and Initial Platform Validation

	Preclinical Profile	Aims of Phase 1/1b Clinical Trial[2]
Dosing and Safety	✓ **Oral dosing** (daily): drug levels that drive maximal target crosslinking and sustained RAS pathway suppression ✓ **Safety**: well-tolerated in active range, highly selective for $KRAS^{G12C}$ ✓ **Long-term treatment**[1] at active doses	○ **Oral dosing**: once daily to reach active exposures + option for BID schedule; surrogate markers of activity (ctDNA) ○ **Safety**: short- and long-term safety and tolerability at active exposures ○ **RP2DS**
Anti-Tumor Activity	✓ **Tumor selection**: active in $KRAS^{G12C}$ NSCLC and CRC tumor models, including some resistant to $KRAS^{G12C}$(OFF) inhibitors ✓ **Activity**: deep and durable regressions across $KRAS^{G12C}$ tumors, especially NSCLC	○ **Patient selection**: $KRAS^{G12C}$ solid tumors; $KRAS^{G12C}$(OFF) inhibitor-treated patients included in dose escalation ○ **Efficacy**: initial clinical responses by RECIST; formal proof-of-concept via expansion cohorts focused on NSCLC patients without prior $KRAS^{G12C}$(OFF) inhibitor treatment

(1) Long-term in mouse models defined as up to 90 days of treatment
(2) Ongoing study - ClinicalTrials.gov Identifier: NCT05462717 https://www.clinicaltrials.gov/ct2/show/NCT05462717?term=RMC-6291&draw=2&rank=1
MTD = maximum tolerated dose; RP2DS = recommended Phase 2 dose and schedule; ctDNA = circulating tumor DNA

13

RMC-9805: First-in-Class Mutant-Selective RAS(ON) Inhibitor for KRASG12D Cancers 55,000 New KRASG12D patients per year (U.S.)(1) Pancreatic 38% Other 8% Colorectal 40% Lung 14% Highly Potent and Selective RAS(ON) Inhibitor Highly active against KRASG12D Covalent for irreversible inhibition Low off-target risk and acceptable safety profile Robust Anti-tumor Activity in Cancer Models Rapid, deep and sustained inhibition drives durable regressions in KRASG12D lung, pancreatic and colorectal cancers Attractive PK/ADME Profile Favorable in vivo oral bioavailability and clearance for effective target coverage in KRASG12D-addicted cancer cells (1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer Characterization above is based on RVMD preclinical research

RMC-9805: Selective, Covalent Binding and Inhibition of KRAS^{G12D}(ON) with Apoptosis Induction *in Vivo*

Selective Covalent Binding to KRAS^{G12D}(ON)


KRAS:
WT
G12D
G13D
G12C
G13C
X-linked KRAS
KRAS
H/NRAS

Drug Exposure and Pathway Suppression after Oral Dosing[1]


Tumor PD
Blood PK
Tumor PK
%DUSP6 mRNA expression normalized to control
150
100
50
0
0.51
4
8
12
16
24
48
Time point(h)
10000
1000
100
10
1
Total Conc. (nM)

RAS Signaling Inhibition and Apoptosis Induction[2]


Control
RMC-9805
RAS signaling
(pERK)
Apoptosis
(cleaved caspase 3)
100µm
100µm
100µm
100µm

RVMD preclinical research
RMC-9805 dosed at 100 mg/kg po in HPAC subcutaneous xenograft model (PDAC, KRAS$^{G12D/WT}$)
(1) PK/PD data collected at indicated timepoints after a single dose
(2) Histopathology data collected 24h after a single dose

15

RMC-9805 Drives Deep and Durable Tumor Regressions in Models of Pancreatic Cancer and Brain Metastasis

HPAC ($KRAS^{G12D}$) - Pancreas Xenograft[1]



Control
RMC-9805
Bioluminescence
(×10⁸ photons/sec)
150
100
50
0
Dosing start
10
20
30
40
50
Days post-implant



high
low

HPAC ($KRAS^{G12D}$) - Brain Xenograft[2]



Bioluminescence
(×10⁸ photons/sec)
20
15
10
5
0
Dosing start
10
20
30
40
50
Days post-implant

Control

RMC-9805



RVMD preclinical research
RMC-9805 dosed at 100 mg/kg po qd
(1) HPAC pancreas orthotopic xenograft model (PDAC, $KRAS^{G12D/WT}$). Mice images were taken on day 21 post implantation.
(2) HPAC intracranial xenograft model (PDAC, $KRAS^{G12D/WT}$). Mice images were taken on day 35 post implantation.

16

RMC-9805: Highly Active in Vivo Across Diverse KRASG12D Cancer Models RVMD preclinical research as of 11/02/22 RMC-9805 dosed at 100 mg/kg po qd; n=2-8/group NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer Responses assigned according to mRECIST (see appendix) ORR = objective response rate; DCR = disease control rate CRC 14% ORR (1/7) 57% DCR (4/7) PDAC 78% ORR (7/9) 78% DCR (7/9) NSCLC 67% ORR (6/9) 78% DCR (7/9)

RAS(ON) Inhibitors Induce Anti-Tumor Immunity via Multiple Mechanisms in Immunocompetent Models

Mechanisms of Action
↑ Antigen presentation
↓ Myeloid suppressive cells
↑ T-cell infiltration



Control
Anti-PD1
RMC-6236
Combination
G12C
Control
Anti-PD1
RMC-6291
Combination
G12C
Control
Anti-PD1
RMC-9805
Combination
G12D
% Tumors progression-free
100
75
50
25
0
0
25
50
75
100
Days post-tumor implant

Additive Benefit Supports Clinical Combination Strategies with Immune Therapies

RVMD preclinical research
RMC-9805 experiment conducted in CT26 syngeneic tumor model ($KRAS^{G12D}$); RMC-6236 and RMC-6291 experiments conducted in CT26 model engineered to express $KRAS^{G12C}$
RMC-6236 (25 mg/kg po qd) or RMC-6291 (200 mg/kg po qd) dosed for 14 days; RMC-9805 (100 mg/kg po qd) dosed for 42 days; anti-PD-1 (10 mg/kg ip biw, for 21 days)
Vertical dashed lines represent treatment stop; Kaplan-Meier progression defined as tumor doubling from baseline

18

RMC-0708: First-in-Class Mutant-Selective RAS(ON) Inhibitor for KRASQ61H Cancers Highly Potent and Selective RAS(ON) Inhibitor Highly active against KRASQ61H Non-covalent, highly selective over wild-type RAS Low off-target risk and acceptable safety profile Robust Anti-tumor Activity in Cancer Models Rapid, deep and sustained inhibition drives durable regressions in KRASQ61H lung, pancreatic and colorectal cancers Attractive PK/ADME Profile Favorable in vivo oral bioavailability and clearance for effective target coverage in KRASQ61H-addicted cancer cells (1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer Characterization above is based on RVMD preclinical research Lung 26% Other 4% Pancreatic 23% Colorectal 22% 10,000 New KRASQ61H patients per year (U.S.)1) Multiple Myeloma 26%

RMC-0708: Sustained Pathway Inhibition *in Vivo* and Tumor Regressions in KRAS^{Q61H} Cancer Models

Drug Exposure and Pathway Suppression after Oral Dosing[1,2]



Tumor PD
Blood PK
Tumor PK
%Tumor DUSP6 mRNA relative to control
Total Conc. (nM)
Time (hours) post-dose
0.5 1 2 4 8 24 48 72



NSCLC(2)
PDAC(3)
Control
RMC-0708
Dosing Start
Mean Tumor Volume (mm3)
Days post-implant
Mean Tumor Volume % Change From Baseline
5/5 CR
4/5 R
End of study

RVMD preclinical research
RMC-0708 dosed at 30 mg/kg po qd
(1) PK/PD data collected at indicated timepoints after a single dose
(2) HCC2108 subcutaneous xenograft model (NSCLC, KRAS$^{Q61H/Q61H}$)
(3) T3M-4 subcutaneous xenograft model (PDAC, KRAS$^{Q61H/WT}$)
R = number of regressions >10% from initial; CR = number of regressions ≥80% from initial
Each animal represented as a separate bar in waterfall plots

20

On Target to Outsmart **Pancreatic Cancer**: RAS(ON) Inhibitors Covering All KRAS^{MUTANT} Drivers[(1)]

Devastating disease
>90% driven by KRAS mutations

49,000

New KRAS^{MUTANT} pancreatic cancer patients per year (U.S.)[(1)]

Dismal survival rates
No approved targeted therapies



G12D
RMC-6236 & RMC-9805
G12V
RMC-6236
G12R
RMC-6236
Q61H
RMC-6236 & RMC-0708
G12C
RMC-6236 & RMC-6291
Other(1)
RMC-6236

(1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020 (see appendix for additional detail); RMC-6236 tested against all mutations occurring at >2% frequency in pancreatic cancer

21

RAS(ON) Cancer Drivers SHP2 WT RAS RAS Companion Inhibitors Suppress Cooperating Targets and Pathways that Sustain RAS-Addicted Cancers RMC-4630 RMC-5552 mTORC1 RMC-6236

Evaluation of RMC-4630 in Combination with Sotorasib in $KRAS^{G12C}$ Cancer Patients

Phase 1/1b Clinical Trial[1]

- ✓ Selected single agent RP2DS: Oral dosing of 200 mg D1D2 weekly: well-tolerated, safety profile consistent with on-pathway inhibition
- ✓ Anti-tumor activity in certain $KRAS^{MUTANT}$ and $NF1^{LOF}$ cancers evidenced by SD, PR and/or CR

Amgen's CodeBreaK 101c Clinical Trial[2]

- ✓ In $KRAS^{G12C}$ patients, "the combination of sotorasib with RMC-4630 was safe and tolerable"[3] with sotorasib at 960 mg po qd and RMC-4630 at 140-200 mg po D1D2 weekly
- ✓ 75% ORR/100% DCR among $KRAS^{G12C}$ inhibitor-naïve NSCLC patients treated at top two doses of RMC-4630 (n=4)

Aims of RMC-4630-03 Phase 2 Trial[4]

Dosing and Safety

- ○ **Dosing**: Focused primarily on 200 mg D1D2 weekly combined with sotorasib at 960 mg daily
- ○ **Safety**: short- and long-term safety and tolerability

Anti-Tumor Activity

- ○ **Patient Selection**: NSCLC patients without prior $KRAS^{G12C}$ inhibitor treatment stratified into two cohorts: $KRAS^{G12C}$ with or without co-mutations such as KEAP1 or STK11
- ○ **Efficacy**: demonstrate clinical benefit additive to sotorasib

(1) Ongoing study - ClinicalTrials.gov Identifier: NCT03634982 https://clinicaltrials.gov/ct2/show/NCT03634982?term=RMC-4630&draw=2&rank=1
(2) Ongoing study - ClinicalTrials.gov Identifier: NCT04185883 https://clinicaltrials.gov/ct2/show/NCT04185883?term=codebreak+101&draw=2&rank=1
(3) Falchook et. al. Sotorasib in Combination with RMC-4630, a SHP2 Inhibitor, in *KRAS* p.G12C-Mutated NSCLC and Other Solid Tumors. 2022 World Conference on Lung Cancer. August 6-9, 2022. Vienna, Austria. Abstract #OA03.03.
(4) Ongoing study - ClinicalTrials.gov Identifier: NCT05054725 https://clinicaltrials.gov/ct2/show/NCT05054725?term=RMC-4630&draw=2&rank=2

23

RMC-5552: First-in-Class Bi-steric mTORC1-Selective Inhibitor for Cancers with Hyperactive mTOR Signaling



Rapalogs
mTOR active site inhibitors
RMC-5552
mTORC1 substrates
4EBP1
Anti-tumor
S6K
Anti-tumor
mTORC2 substrate
AKT
Toxicity and resistance

Highly Potent and Selective mTORC1 Inhibitor

- Bi-steric mechanism enables selectivity for mTORC1
- Capable of reactivating the tumor suppressor 4EBP1

Robust Anti-tumor Activity in Cancer Models

- Selective inhibition of mTORC1 drives durable regressions in mTOR pathway-mutant models

Attractive PK/ADME Profile

- Weekly dosing provides favorable PK exposure and prolonged target modulation *in vivo*

Characterization above is based on RVMD preclinical research

24

RMC-5552: Compelling Profile as RAS Companion Inhibitor

Preliminary radiologic and molecular evidence of activity at tolerated doses:

- Disease control across diverse tumors, including durable stable disease
- Objective response and regressions
- Favorable changes in surrogate markers
  - 3 of 6 patients with stable disease and oncogenic mTOR pathway variants had molecular responses[(1)]

Phase 1/1b Single Agent Study

Best Tumor Change in Efficacy Evaluable Patients Treated at 6 mg or 8 mg IV Weekly



71% DCR(2)
6mg QW (1h infusion)
8mg QW (1h infusion)
Dose-reduced to 6mg
Change from Baseline (%)
100
50
0
-50
-100
PD PD PD SD SD SD SD SD SD SD SD SD SD PD SD# SD SD SD SD SD SD SD SD# PR*
Endometrial
Sarcoma
Colorectal
Ovarian
Head/Neck
Cholangiocarcinoma
Pancreatic
Ovarian
Head/Neck
Thyroid
HCC
Prostate
Head/Neck
NSCLC
Endometrial
Colorectal
Vulvar SCC
Endometrial
Head/Neck
NSCLC
Prostate
Head/Neck
NSCLC
Head/Neck

(2) n = 28 efficacy evaluable subjects. DCR = disease control rate.
*Patient received one dose of 12 mg, followed by weekly doses of 6 mg, had complete loss of oncogenic PTEN variant by ctDNA, and has been on RMC-5552 for >12 months.
#Patient received one dose of 10 mg, followed by weekly doses of 6 mg. Both patients were on RMC-5552 for >24 weeks.
Data as of 12/19/2022. PD = progressive disease, SD = stable disease, PR = partial response, mo = months

(1) n = 6 molecular response-evaluable patients with oncogenic mTOR pathway variants detected by ctDNA treated at 6 mg or higher majority dose. "Oncogenic" defined as pathogenic or likely pathogenic by blinded adjudication process using publicly available variant data. Molecular response defined by 50% decrease or greater in mean VAF at C3D1 by Guardant360® Molecular Response algorithm. VAF = variant allele fraction

25

RMC-5552 Phase 1/1b Trial: Clinical Optimization of Single Agent Profile for Combination with RAS(ON) Inhibitor Portfolio

	Preclinical Profile	Aims of Phase I/Ib Clinical Trial[1]
Dosing and Safety	✓ **Dosing**: Once weekly dosing achieves levels that drive sustained inhibition of mTORC1 signaling and activation of 4EBP1 ✓ **Safety**: Well-tolerated, highly mTORC1 selective	○ **Dosing**: Establish optimal IV regimen based on safety, anti-tumor activity and surrogate markers of activity (ctDNA) ○ **Safety**: Demonstrate short- and long-term safety and tolerability at active exposures
Anti-Tumor Activity	✓ **Single Agent**: Strong activity in tumor models with hyperactivated mTORC1 ✓ **RAS Companion**: Combinatorial activity with RAS(ON) inhibitors	○ **Single Agent**: Evidence of activity at tolerated doses in tumors with hyperactive mTORC1 signaling ○ **RAS Companion**: Identify appropriate dose and schedule for combinations with RAS(ON) inhibitors

(1) Ongoing study - ClinicalTrials.gov Identifier: NCT04774952 https://clinicaltrials.gov/ct2/show/NCT04774952?term=rmc-5552&draw=2&rank=1
MTD = maximum tolerated dose; RP2DS = recommended Phase 2 dose and schedule; ctDNA = circulating tumor DNA

26

Overcoming Resistance: RMC-6291 + RMC-6236 Combination Induces Regressions in KRAS^{G12C} NSCLC Model



Mean Tumor Volume (mm³)
1000
800
600
400
200
0
Dosing start
5
15
25
35
Days post-implant
Control
RMC-6291
RMC-6236
Combination

RAS^{MULTI}(ON) Inhibitor Deployed as a RAS Companion Inhibitor

RVMD preclinical research
NCI-H2122 subcutaneous xenograft model (NSCLC, KRAS$^{G12C/G12C}$)
RMC-6291 dosed at 100 mg/kg po qd; RMC-6236 dosed at 10 mg/kg po qd
RMC-6291, RMC-6236 and Combination - n = 15/group, Control – n=8
NSCLC = non-small cell lung cancer

27

Deep Pipeline of Targeted Therapies for Majority of RAS-Addicted Cancers PRECLINICAL IND-ENABLING CLINICAL PHASE 1 CLINICAL PHASE 2 CLINICAL PHASE 3 RAS(ON) INHIBITORS RMC-6236 RASMULTI RMC-6291 KRASG12C RMC-9805 KRASG12D RMC-0708 KRASQ61H RMC-8839 KRASG13C Pipeline Expansion G12R, G12V, G13D, Q61X, other RAS COMPANION INHIBITORS RMC-4630(1) SHP2 RMC-5552 mTORC1/4EBP1 RMC-5845(2) SOS1 (1) Sanofi collaboration on RMC-4630/SAR442720 terminated effective June 2023 (2) IND-ready, active development deferred

Anticipated Milestones MILESTONE (EXPECTED TIMING) RAS(ON) INHIBITORS RMC-6236 (RASMULTI) Provide evidence of first-in-class single agent activity (mid-2023) RMC-6291 (KRASG12C) Provide preliminary evidence of superior profile (2H2023) RMC-9805 (KRASG12D) Announce dosing of first patient (mid-2023) RAS COMPANION INHIBITORS RMC-4630 (SHP2) Provide topline data from RMC-4630-03 (2H2023) RMC-5552 (mTORC1/4EBP1) Provide additional evidence of single agent activity (2023)

Financial Information Financial Position Cash, cash equivalents and marketable securities as of September 30, 2022 $655.0 million(1) With current cash, cash equivalents and marketable securities the company projects it can fund planned operations through 2024. (2)  Includes non-cash stock-based compensation expense of approximately $30 million to $35 million 2022 Financial Guidance 2022 GAAP net loss of $245 million to $265 million(2)

Focused on serving high unmet needs across numerous cancers driven by diverse RAS mutations Targeted RAS(ON) Inhibitors with compelling preclinical profiles entered clinic in 2022 Targeted RAS Companion Inhibitors designed to counter drug resistance have shown initial clinical activity and evaluation continues Development-stage portfolio covers RAS drivers of all major RAS-addicted cancers

Appendix RAS cancer epidemiology statistics are estimated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2020: RAS mutations include: KRAS G12(A,C,D,R,S,V), KRAS G13(C,D), KRAS Q61(H, K, L), KRAS A146T, KRAS wild-type amplification, NRAS G12C, NRAS Q61(H,K,L,R,P), HRAS mutations of known/likely function (including HRAS Q61(H,L)), BRAF class 3 mutations, NF1 loss of function mutations, PTPN11 mutations of known/likely function. NF1 LOF mutations = 50% of all NF1 mutations of known/likely function. BRAF class 3 mutations = D287H, D594(A,E,G,H,N,V,Y), F595L, G466(A,E,R,V,E,D,R), N581(I,S), S467L,T599I, V459L. Includes 12 major types: non-small cell lung cancer, colorectal, pancreatic adenocarcinoma, renal, gastroesophageal, head and neck squamous cell, ovarian and biliary cancers, acute myeloid leukemia, and advanced melanoma, bladder and uterine/endometrial cancers causing mortality. KRASQ61H epidemiology statistics include multiple myeloma in addition to 12 major types named above Est. worldwide annual incidence of RAS-mutated cancers is 3.4 million per Prior et al., Cancer Research 2020 RAS mutations drive 30% of human cancers per Prior et al., Cancer Research 2020 Mouse tumor responses on slides 9, 12 and 17 assigned according to mRECIST (modified from Gao et al. Nat Med. 2015): mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response PK = pharmacokinetic; ADME = absorption, distribution, metabolism, and excretion